FIRST AMENDMENT


           THIS FIRST AMENDMENT, dated March 3, 2000 by and between Playboy Enterprises, Inc. ("Publisher") and Quad/Graphics, Inc. ("Printer") hereinafter referred to as the "Amendment".

                                    RECITALS;

           A. Publisher and Printer entered into a certain Agreement, dated October 22, 1997, pertaining to the performance of prepress services, platemaking or cylinder engraving, offset and gravure press work, binding, mailing and delivery to common carriers in connection with Publisher's magazine entitled, Playboy (the "Work"); such agreement is hereinafter referred to as the "Agreement".

           B. Publisher and Printer are desirous of amending the Agreement as hereinafter provided.

            FOR GOOD AND VALUABLE CONSIDERATION. the receipt and sufficiency of which are hereby acknowledged by each party, Printer and Publisher agree as follows:

           1. Article 2.01 of the Agreement is amended to extend the term of the Agreement by two (2) years to expire November 1, 2004 (through completion of the January 2005 issue of Playboy) unless terminated prior thereto pursuant to any provisions in the Agreement.

           2. Printer will waive its entitlement to and forego the December 1, 2000 price escalation to reflect increases to Printer's labor costs.

           3. The Preparatory Prices, dated October 12, 1999 and attached hereto as Exhibit 1, represent the preparatory pricing currently in effect at the time of this Amendment, subject to adjustment as provided in the Agreement, as hereby amended.

           4. The Manufacturing Prices, dated March 1, 2000 and attached hereto as Exhibit 2, represent the manufacturing pricing currently in effect at the time of this Amendment, subject to adjustment as provided in the Agreement, as hereby amended.

              The Paper Requirements, dated March 1, 2000 and attached hereto as part of Exhibit 2, represent the paper requirements currently in effect at the time of this Amendment.

           5. The following understanding regarding paper storage was included in an amendment letter, dated August 17, 1998 from Kevin Betz of Quad/Graphics to Maria Mandis at Playboy Enterprises, which letter was signed on November 13, 1998; however, this letter includes an incorrect reference to the contract document it amends. Therefore,
              Article 9.01 of the Agreement is amended to include the current understanding regarding paper storage, which is as follows:

              "Printer will agree to maintain an ongoing storage limit, without charge, of up to two (2) months of the paper consumed in the previous two (2) months, including the current month without charge to Publisher. In addition to this allowance, there will be no charge for the amount of paper received within the current month. Paper stored in excess of this allowance will be invoiced at the rate of $O.35/cwt. Inventory will be reviewed on the last day of each month."

Playboy Enterprises, Inc.
First Contract Amendment
March 3, 2000
Page 2

           6. Article 10.05 of the Agreement is amended to provide that the Preparatory and Manufacturing Prices, attached hereto as Exhibits 1 and 2, shall remain firm through November 30, 2001. If there shall be any change to Printer in the price of materials (excluding ink), or labor increases or decreases (any change in labor conditions), the prices contained in Exhibits 1 and 2 may be adjusted December 1, 2001, and on each December lst thereafter during the term of the Agreement, as herein amended, to reflect such change. Price increases will be limited to actual cost not to exceed eighty five percent (85%) of the Consumer Price Index. For purposes of Article 10.05, as hereby amended, the "Consumer Price Index" means the selected areas, all items index (1967=100) for the Chicago-Gary-Lake Co. IL-IN-WI Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W) published by the Bureau of Labor Statistics, U.S. Department of Labor. The increase in the Consumer Price Index applicable as of any December 1st shall be the increase in the Consumer Price Index of the previous July over that of the preceding July. (For example, the increase applicable for December 1, 2001 shall be the increase in the Consumer Price Index of July, 2001 over that of July, 2000). Printer will notify Publisher as soon as practical after knowledge of any increase or decrease.

            7. Except as modified herein, the Agreement will continue in full force and effect without change

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers effective on the date herein set forth.

           Playboy Enterprises, Inc.                  Quad/Graphics, Inc.

      By: /s/ Maria Mandis                   By: /s/ Carl L. Bennett
         ---------------------------            -------------------------------
         Name: Maria Mandis                     Carl L. Bennett
         Title: VP/ Production Director         Senior Vice President

      Date: 4/12/2000                        Date: 3/6/00
           -------------------------              -----------------------------

                      Playboy Enterprises, Inc. - Quad/Graphics Inc.
                                 First Amendment

                                  Exhibit 1-
                           Preparatory Price Schedule
                            (dated October 12, 1999)

                                   QUAD/GRAPHICS, INC.
            2000 PREPARATORY CONTRACT PRICE LIST FOR PLAYBOY ENTERPRISES, INC.
------------------------------------------------------------------------------

Prices are based on producing an 8-3/16" x 10-7/8" page size.

PLAYBOY 2000 (Contract Pricing)

Full Page Furnished Ads (2/C, 3/C or 4/C)

Supplied RREU negatives.............................      $***

Supplied RRED negatives.............................      $***

Supplied RRED positives.............................      $***


Full Page B&W Ads

Supplied RREU negatives.............................      $***

Supplies RRED positives.............................      $***


Partial Page Ads (based upon B&W edit film. If edit has scans, tints, K.O's, handwork, etc. will be billed per the attached price list.

B&W ad (supplied RREU negatives)....................      $***

2/C, 3/C or 4/C ad supplied as RREU
negatives (price based on one ad)...................      $***

2/C, 3/C or 4/C ad supplied as RREU
negatives (price based on two ads)..................      $***

Pick up ads (partial or full page)

Pick up B&W ad .....................................      $***

Pick up 2/C, 3/C or 4/C ad .........................      $***

4/C Edit Pages (for Gravure Printing)
4/C edit page ......................................      $***

Pictorial page .....................................      $***
B/W edit page  .....................................      $***

Furnished Ad Pages (for Gravure Printing)

Positive 4/C ad ....................................       $***
Negative 4/C ad ....................................       $***

Create Reverse Type

Create reverse type ................................       $***
Full color with reverse type .......................       $***
================================================================================
Quad/Imaging              October 12, 1999                    Page 1

                                   QUAD/GRAPHICS, INC.
            2000 PREPARATORY CONTRACT PRICE LIST FOR PLAYBOY ENTERPRISES, INC.
------------------------------------------------------------------------------


Prices are based on producing an 8-3/16" x 10-7/8" page size.

PLAYBOY 2000 (Contract Price List)

        DESKTOP PAGE PROCESSING
(056)   Trap color .................................               $***
(297)   Black & white line scan ....................               $***
        Page processing, per color (outputting film
(134)   additional).................................               $***
(489)   Digital file output (per color).............               $***
(073)   Output film (per color).....................               $***

        ARM CENTER
(031)   Ad inspection ..............................               $***
(175)   Convert film to digital file (per color)....               $***

        ELECTRONIC SYSTEM
        Electronic page assembly, color correction,
        swatch matching, retouching,special effects, rotation,
        extensive resizing, alteration of
(496)   desktop page files .........................               $***

        PROOFING
(065)   Position proof .............................               $***
(023)   Black & white proof (Velox or LOP)..........               $***
(025)   Matchprint proof ...........................               $***
(215)   Kodak Approval proof .......................               $***

================================================================================
Quad/Imaging                      October 12, 1999                     Page 2

                    Playboy Enterprises, Inc. -  Quad/Graphics, Inc.
                                     First Amendment

                                       Exhibit 2 -
                        Manufacturing Prices & Paper Requirements
                                  (dated March 1, 2000)

                                                         Effective Date: 12/1/99

                               PLAYBOY ENTERPRISES
                                 PRICE SCHEDULES

-------------------------------------------------------------------------------------
   Offset presswork           Del.                            Plates &       Rate
   form description            as      Out       Plates      makeready     per / M
=====================================================================================
4 Page Flat Cover (4/4)      4's       4           8          ***              ***
4 Page Flat Cover (5/5)      4's       4          10          ***              ***
4 Page Flat Cover (6/6)      4's       4          12          ***              ***
4 Page Flat Cover (7/4)      4's       4          11          ***              ***
4 Page Flat Cover (7/5)      4's       4          12          ***              ***
4 Page Flat Cover (8/4)      4's       4          12          ***              ***
4 Page Flat Cover (8/5)      4's       4          13          ***              ***

6 Page Gate Cover (4/4)      6's       2           8          ***              ***
6 Page Gate Cover (5/5)      6's       2          10          ***              ***
6 Page Gate Cover (6/6)      6's       2          12          ***              ***
6 Page Gate Cover (7/4)      6's       2          11          ***              ***
6 Page Gate Cover (8/4)      6's       2          12          ***              ***

6 Page Gate Center (4/2)     6's       2           6          ***              ***
6 Page Gate Center (4/4)     6's       2           8          ***              ***
6 Page Gate Center (5/4)     6's       2           9          ***              ***
6 Page Gate Center (5/5)     6's       2          10          ***              ***

2 Page Body (1/1)            2's       8           2          ***              ***
2 Page Body (2/2)            2's       8           4          ***              ***
2 Page Body (4/4)            2's       8           8          ***              ***
2 Page Body (5/5)            2's       8          10          ***              ***
2 Page Body (6/6)            2's       8          12          ***              ***
2 Page Body (7/7)            2's       8          14          ***              ***

4 Page Body (1/1)            4's       4           2          ***              ***
4 Page Body (2/2)            4's       4           4          ***              ***
4 Page Body (4/4)            4's       4           8          ***              ***
4 Page Body (5/5)            4's       4          10          ***              ***
4 Page Body (6/5)            4's       4          11          ***              ***

4 Page Gate Body (1/1)       4's       4           2          ***              ***
4 Page Gate Body (2/2)       4's       4           4          ***              ***
4 Page Gate Body (4/4)       4's       4           8          ***              ***
4 Page Gate Body (5/5)       4's       4          10          ***              ***

6 Page Gate Body (4/4+4/4)   6's       4          16          ***              ***

8 Page Body (1/1)            8's       2           2          ***              ***
8 Page Body (2/2)            8's       2           4          ***              ***
8 Page Body (4/4)            8's       2           8          ***              ***
8 Page Body (5/5)            8's       2          10          ***              ***
8 Page Body (8/5)            8's       2          13          ***              ***

8 Page Body (1/1+1/1)        8's       4           4          ***              ***
8 Page Body (2/2+2/2)        8's       4           8          ***              ***
8 Page Body (4/4+1/1)        8's       4          10          ***              ***
8 Page Body (4/4+2/2)        8's       4          12          ***              ***
8 Page Body (4/4+4/4)        8's       4          16          ***              ***
8 Page Body (5/5+4/4)        8's       4          18          ***              ***
8 Page Body (5/5+5/5)        8's       4          20          ***              ***

8 Page Gate Body (4/4)       8's       2           8          ***              ***
8 Page Gate Body (5/5)       8's       2          10          ***              ***
------------------------------------------------------------------------------------


Page 1                         Quad/Graphics Inc.          Updated March 1, 2000
                                              00803 / 00803-00 Pricelist.xls/ljb

                                                         Effective Date: 12/1/99

                               PLAYBOY ENTERPRISES
                                 PRICE SCHEDULES

--------------------------------------------------------------------------------
   Offset presswork      Del.                            Plates &       Rate
   form description       as      Out       Plates      makeready     per / M
================================================================================
12 Page Body (1/1+1/1)   12's      2           4          ***              ***
12 Page Body (2/2+2/2)   12's      2           8          ***              ***
12 Page Body (4/4+1/1)   12's      2          10          ***              ***
12 Page Body (4/4+2/2)   12's      2          12          ***              ***
12 Page Body (4/4+4/4)   12's      2          16          ***              ***
12 Page Body (5/5+4/4)   12's      2          18          ***              ***
12 Page Body (5/5+5/5)   12's      2          20          ***              ***

16 Page Body (1/1)       8's       1           2          ***              ***
16 Page Body (2/2)       8's       1           4          ***              ***
16 Page Body (4/4)       8's       1           8          ***              ***
16 Page Body (5/5)       8's       1          10          ***              ***

16 Page Body (1/1+1/1)   8's       2           4          ***              ***
16 Page Body (2/2+2/2)   8's       2           8          ***              ***
16 Page Body (4/4+1/1)   8's       2          10          ***              ***
16 Page Body (4/4+2/2)   8's       2          12          ***              ***
16 Page Body (4/4+4/4)   8's       2          16          ***              ***
16 Page Body (5/5+4/4)   8's       2          18          ***              ***
16 Page Body (5/5+5/5)   8's       2          20          ***              ***

16 Page Body (1/1+1/1)   16's      2           4          ***              ***
16 Page Body (2/2+2/2)   16's      2           8          ***              ***
16 Page Body (4/4+1/1)   16's      2          10          ***              ***
16 Page Body (4/4+2/2)   16's      2          12          ***              ***
16 Page Body (4/4+4/4)   16's      2          16          ***              ***
16 Page Body (5/5+4/4)   16's      2          18          ***              ***
16 Page Body (5/5+5/5)   16's      2          20          ***              ***
--------------------------------------------------------------------------------


Page 2                     Quad/Graphics Inc.              Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                                                         Effective Date: 12/1/99

                               PLAYBOY ENTERPRISES
                                 PRICE SCHEDULES

--------------------------------------------------------------------------------
   Offset presswork      Del.                            Plates &       Rate
   form description       as      Out       Plates      makeready     per / M
================================================================================
32 Page Body (1/1+1/1)   8's       1           4          ***              ***
32 Page Body (2/2+2/2)   8's       1           8          ***              ***
32 Page Body (4/4+1/1)   8's       1          10          ***              ***
32 Page Body (4/4+2/2)   8's       1          12          ***              ***
32 Page Body (4/4+4/4)   8's       1          16          ***              ***
32 Page Body (5/5+4/4)   8's       1          18          ***              ***
32 Page Body (5/5+5/5)   8's       1          20          ***              ***

32 Page Body (1/1+1/1)   16's      1           4          ***              ***
32 Page Body (2/2+2/2)   16's      1           8          ***              ***
32 Page Body (4/4+1/1)   16's      1          10          ***              ***
32 Page Body (4/4+2/2)   16's      1          12          ***              ***
32 Page Body (4/4+4/4)   16's      1          16          ***              ***
32 Page Body (5/5+4/4)   16's      1          18          ***              ***
32 Page Body (5/5+5/5)   16's      1          20          ***              ***

--------------------------------------------------------------------------------
Plates are guaranteed for 1,500,000 impressions, replacements will be invoiced as required thereafter. See below for plate and makeready changes.
--------------------------------------------------------------------------------

Additional costs to produce two page advertising inserts (regionals):

50,000-100,000 quantity additional makeready (Plus 500
additional pounds)                                          ***              ***

Less than 50,000 quantity additional makeready (Plus
500 additional pounds)                                      ***              ***

================================================================================
                     Offset press                                       Rate
                  supplemental prices                    Makeready    per / M
================================================================================
Plate charges, each                                         ***              ***
Makeready changes, each plate                               ***              ***
Rub off                                                     ***              ***
Perf signature                                              ***              ***
Multiple delivery charges, per delivery                     ***              ***
Flat Cutting, per side                                      ***              ***
Press down time, per hour                                   ***              ***
--------------------------------------------------------------------------------


Page 3                       Quad/Graphics Inc.            Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                                                         Effective Date: 12/1/99

                               PLAYBOY ENTERPRISES
                                 PRICE SCHEDULES

----------------------------------------------------------------------------------------------------------------------
        Gravure presswork             Del.                                         Cylinders &            Rate
        form description               as          Out           Cylinders          makeready            per / M
======================================================================================================================
12 Page Body (4/4)                    12's          4                8                  ***                     ***
12 Page Body (5/5)                    12's          4               10                  ***                     ***

16 Page Body (4/4)                    16's          4                8                  ***                     ***
16 Page Body (5/5)                    16's          4               10                  ***                     ***

20 Page Body (4/4)                    20's          2                8                  ***                     ***
20 Page Body (5/5)                    20's          2               10                  ***                     ***

24 Page Body (4/4)                    24's          2                8                  ***                     ***
24 Page Body (5/5)                    24's          2               10                  ***                     ***

28 Page Body (4/4)                    28's          2                8                  ***                     ***
28 Page Body (5/5)                    28's          2               10                  ***                     ***

32 Page Body (4/4)                    32's          2                8                  ***                     ***
32 Page Body (5/5)                    32's          2               10                  ***                     ***

36 Page Body (4/4)                    36's          2                8                  ***                     ***
36 Page Body (5/5)                    36's          2               10                  ***                     ***

40 Page Body (4/4)                    20's          1                8                  ***                     ***
40 Page Body (5/5)                    20's          1               10                  ***                     ***

48 Page Body (4/4)                    16's          2                8                  ***                     ***
48 Page Body (5/5)                    16's          2               10                  ***                     ***

48 Page Body (4/4)                    24's          1                8                  ***                     ***
48 Page Body (5/5)                    24's          1               10                  ***                     ***

56 Page Body (4/4)                    28's          1                8                  ***                     ***
56 Page Body (5/5)                    28's          1               10                  ***                     ***

60 Page Body (4/4)                    20's          2                8                  ***                     ***
60 Page Body (5/5)                    20's          2               10                  ***                     ***

64 Page Body (4/4)                    32's          1                8                  ***                     ***
64 Page Body (5/5)                    32's          1               10                  ***                     ***

72 Page Body (4/4)                    24's          1                8                  ***                     ***
72 Page Body (5/5)                    24's          1               10                  ***                     ***
72 Page Body (4/4)                    12's          1                8                  ***                     ***
72 Page Body (5/5)                    12's          1               10                  ***                     ***

84 Page Body (4/4)                    28's          1                8                  ***                     ***
84 Page Body (5/5)                    28's          1               10                  ***                     ***

96 Page Body (4/4)                    32's          1                8                  ***                     ***
96 Page Body (5/5)                    32's          1               10                  ***                     ***
96 Page Body (4/4)                    16's          1                8                  ***                     ***
96 Page Body (5/5)                    16's          1               10                  ***                     ***

----------------------------------------------------------------------------------------------------------------------
   Included in makeready charges are bromides, one set of cylinders with one press proof and the press makeready.
----------------------------------------------------------------------------------------------------------------------


Page 4                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                                                         Effective Date: 12/1/99

                               PLAYBOY ENTERPRISES
                                 PRICE SCHEDULES

----------------------------------------------------------------------------------------------------------------------
                                 Gravure press                                                            Rate
                              supplemental prices                                    Makeready           per / M
======================================================================================================================
Additional bromides, per page, per color                                                 ***                    ***
Cylinder charges, each                                                                   ***                    ***
Makeready charges, each cylinder                                                         ***                    ***
Additional proofs (per side)                                                             ***                    ***
Supplemental engraving for type only, each                                               ***                    ***
Cylinder storage 1st month, each cylinder                                                ***                    ***
Cylinder storage each additional month, each cylinder                                    ***                    ***
Press down time, per hour                                                                ***                    ***
Multiple delivery charges, per delivery                                                  ***                    ***

======================================================================================================================
                                     Offest                                                Cover              Body
                                   ink prices                                               Rate              Rate
======================================================================================================================
4/Color pages, per/M                                                                        ***                    ***
3/Color pages, per/M                                                                        ***                    ***
2/Color pages, per/M                                                                        ***                    ***
Black pages, per/M                                                                          ***                    ***
5/Color (non metallic) pages, per/M                                                         ***                    ***
6/Color (non metallic) pages, per/M                                                         ***                    ***
7/Color (non metallic) pages, per/M                                                         ***                    ***
8/Color (non metallic) pages, per/M                                                         ***                    ***
Metallic Color less than 1/2 page, per/M                                                    ***                    ***
Varnish                                                                                     ***                    ***
UV Cost covers 1 &4
         Makeready                                                                          ***
         Run rate, per/M                                                                    ***
UV Cost covers of gatefold (one side only)
         Makeready                                                                          ***
         Run rate, per/M                                                                    ***
Flourescent inks will be invoiced at cost + 10%                                             ***

======================================================================================================================
                                    Gravure                                                               Body
                                   Ink prices                                                             rate
======================================================================================================================
4/Color pages, per/M                                                                                           ***
3/Color pages, per/M                                                                                           ***
2/Color pages, per/M                                                                                           ***
Black pages, per/M                                                                                             ***
PMS ink will be invoiced at cost + 10%
Flourescent inks will be invoiced at cost + 10%                                                                    --

----------------------------------------------------------------------------------------------------------------------


Page 5                  Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                                                         Effective Date: 12/1/99

                               PLAYBOY ENTERPRISES
                                 PRICE SCHEDULES

----------------------------------------------------------------------------------------------------------------------
                                                                                                            Rate
                                Perfect binding                                        Makeready           per / M
======================================================================================================================
 Up to 12 pockets                                                                        ***                   ***
       13 pockets                                                                        ***                   ***
       14 pockets                                                                        ***                   ***
       15 pockets                                                                        ***                   ***
       16 pockets                                                                        ***                   ***
       17 pockets                                                                        ***                   ***
       18 pockets                                                                        ***                   ***
       19 pockets                                                                        ***                   ***
       20 pockets                                                                        ***                   ***
       21 pockets                                                                        ***                   ***
       22 pockets                                                                        ***                   ***
       23 pockets                                                                        ***                   ***
       24 pockets                                                                        ***                   ***
       25 pockets                                                                        ***                   ***
       26 pockets                                                                        ***                   ***
       27 pockets                                                                        ***                   ***
       28 pockets                                                                        ***                   ***
       29 pockets                                                                        ***                   ***
       30 pockets                                                                        ***                   ***
       31 pockets                                                                        ***                   ***
       32 pockets                                                                        ***                   ***
       33 pockets                                                                        ***                   ***
       34 pockets                                                                        ***                   ***
       35 pockets                                                                        ***                   ***
       36 pockets                                                                        ***                   ***
       37 pockets                                                                        ***                   ***
       38 pockets                                                                        ***                   ***
       39 pockets                                                                        ***                   ***
       40 pockets                                                                        ***                   ***
       41 pockets                                                                        ***                   ***
       42 pockets                                                                        ***                   ***
       43 pockets                                                                        ***                   ***
       44 pockets                                                                        ***                   ***
----------------------------------------------------------------------------------------------------------------------
       Rate Per/M includes all cost up through the trimming unit. Makeready prices are based on 3 machines.
----------------------------------------------------------------------------------------------------------------------


Page 6                  Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                                                          Effective Date 12/1/99

                               PLAYBOY ENTERPRISES
                                 PRICE SCHEDULES

--------------------------------------------------------------------------------
                                                                       Rate
               Perfect binding premiums                  Makeready    per / M
================================================================================
Bind-in and Blow-in cards are counted as pockets         ***          ***
First pocket change per stop, per machine                ***          ***
Each additional pocket change per same stop, per
machine                                                  ***          ***
Demographic Insertion (body signatures only) (ink jet
required)                                                ***          ***
Demographic Insertion (cover form only) (ink jet
required)                                                ***          ***
Demographic Insertion (body forms and cover) (ink jet
required)                                                ***          ***
Label aire / dot whacker                                 ***          ***
Handwork, per hour                                       ***          ***
Binder holding time, per hour                            ***          ***
Reverse Disc Feed (used on all gatefold inserts)         ***          ***
================================================================================
                   In-line polywrap and mailing                           Rate
                     With black sitma plastic                            Per / M
================================================================================
Up to 12 pockets on perfect binder                                        ***
      13 pockets on perfect binder                                        ***
      14 pockets on perfect binder                                        ***
      15 pockets on perfect binder                                        ***
      16 pockets on perfect binder                                        ***
      17 pockets on perfect binder                                        ***
      18 pockets on perfect binder                                        ***
      19 pockets on perfect binder                                        ***
      20 pockets on perfect binder                                        ***
      21 pockets on perfect binder                                        ***
      22 pockets on perfect binder                                        ***
      23 pockets on perfect binder                                        ***
      24 pockets on perfect binder                                        ***
      25 pockets on perfect binder                                        ***
      26 pockets on perfect binder                                        ***
      27 pockets on perfect binder                                        ***
      28 pockets on perfect binder                                        ***
      29 pockets on perfect binder                                        ***
      30 pockets on perfect binder                                        ***
      31 pockets on perfect binder                                        ***
      32 pockets on perfect binder                                        ***
      33 pockets on perfect binder                                        ***
      34 pockets on perfect binder                                        ***
      35 pockets on perfect binder                                        ***
      36 pockets on perfect binder                                        ***
      37 pockets on perfect binder                                        ***
      38 pockets on perfect binder                                        ***
      39 pockets on perfect binder                                        ***
      40 pockets on perfect binder                                        ***
      41 pockets on perfect binder                                        ***
      42 pockets on perfect binder                                        ***
      43 pockets on perfect binder                                        ***
      44 pockets on perfect binder                                        ***
--------------------------------------------------------------------------------


Page 7                       Quad/Graphics Inc.            Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                                                          Effective Date 12/1/99

                               PLAYBOY ENTERPRISES
                                 PRICE SCHEDULES


--------------------------------------------------------------------------------
                                                                          Rate
         In-line polywrap and mailing premiums           Makeready       per / M
================================================================================
Inserts                                                  ***             ***
Pocket changes, each                                     ***             ***
Inkjet addressing and formatting upcharge (max 8 lines
in one position)                                         ***             ***
Ink jet "out of pocket" upcharge (per position)          ***             ***
Inkjet code & message or code only                       ***             ***
SR-50 Inkjet                                             ***             ***
Delete names from supplied inkjet files, per name        ***             ***
Demographic Insertion                                    ***             ***
Additional colors and versions on poly film invoiced
at cost plus 15%                                         ***             ***
Label aire / dot whacker                                 ***             ***
Pick and Place Onsert (America On-Line)                  ***             ***
Slowdown for Pick and Place Onsert (America On-Line)     ***             ***
Preaddressed Attached Mail                               ***             ***
Slowdown for Preaddressed Attached Mail                  ***             ***

                                                                          Rate
               Newsstand and bulk packing                Makeready       per / M
================================================================================
Shrinkwrap in bundles                                    ***             ***
Newsstand label preparation                              ***             ***
Onsert newsstand letter, per bundle                      ***             ***

                                                                          Rate
                  Off-line mailing                      Makeready       per / M
================================================================================
Off-line mail with paper labels                          ***             ***
List changes, each                                       ***             ***
Insert into supplied envelopes                           ***             ***
Insert into quad supplied envelopes                      ***             ***
Handwork, per hour                                       ***             ***

                                                                          Rate
                 Packing and handling                    Makeready      per / M
================================================================================
Off-line polywrapping base piece                         ***             ***
Off-line polywrapping per insert                         ***             ***
Bulk in cartons, each (with attached shipping label)     ***             ***
Bulk on skids, each                                      ***             ***
Bulk on skids with sleeves, each                         ***             ***
Tearsheets (based on per hour rate)                      ***             ***
Handle furnished skids, each                             ***             ***
Handling furnished stock, per cwt (as received)          ***             ***
--------------------------------------------------------------------------------


Page 8                            Quad/Graphics Inc.       Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

--------------------------------------------------------------------------------
8 1/8" x 10 7/8" Book        Roll     Cyl.       Basis                     Rate
size paper requirements     width     size      weight      Makeready    per / M
================================================================================
4 page flat cover
(4/4)                     33.7500   22.750       100       ***          ***
4 Page flat cover
(5/5)                     33.7500   22.750       100       ***          ***
4 Page flat cover
(6/6)                     33.7500   22.750       100       ***          ***
4 Page flat cover
(7/7)                     33.7500   22.750       100       ***          ***
   Press stops, each      33.7500   22.750       100       ***          ***
   Plate changes, per
   plate                  33.7500   22.750       100       ***          ***
6 Page cover (4/4)        24.5000   22.750        80       ***          ***
6 Page cover (5/5)        24.6000   22.750        80       ***          ***
6 Page cover (6/6)        24.5000   22.750        80       ***          ***
   Press stops, each      24.5000   22.750        80       ***          ***
   Plate changes, per
   plate                  24.5000   22.750        80       ***          ***
6 Page center (4/2)       23.1875   22.750        60       ***          ***
6 Page center (4/4)       23.1875   22.750        60       ***          ***
6 Page center (5/4)       23.1875   22.750        60       ***          ***
6 Page center (5/5)       23.1875   22.750        60       ***          ***
   Press stops, each      23.1875   22.750        60       ***          ***
   Plate changes, per
   plate                  23.1875   22.750        60       ***          ***
2 Page body (1/1)         33.5000   22.750        50       ***          ***
2 Page body (2/2)         33.5000   22.750        50       ***          ***
2 Page body (4/4)         33.5000   22.750        50       ***          ***
2 Page body (5/5)         33.5000   22.750        50       ***          ***
2 Page body (6/6)         33.5000   22.750        50       ***          ***
4 Page body (1/1)         33.5000   22.750        50       ***          ***
4 Page body (2/2)         33.5000   22.750        50       ***          ***
4 Page body (4/4)         33.5000   22.750        50       ***          ***
4 Page body (5/5)         33.5000   22.750        50       ***          ***
4 Page body (1/1)         33.5000   22.750        40       ***          ***
4 Page body (2/2)         33.5000   22.750        40       ***          ***
4 Page body (4/4)         33.5000   22.750        40       ***          ***
4 Page body (5/5)         33.5000   22.750        40       ***          ***
4 Page gatefold (1/1)     30.5000   22.750        60       ***          ***
4 Page gatefold (2/2)     30.5000   22.750        60       ***          ***
4 Page gatefold (4/4)     30.5000   22.750        60       ***          ***
4 Page gatefold (5/5)     30.5000   22.750        60       ***          ***
   Press stops, each      30.5000   22.750        60       ***          ***
   Plate changes, per
   plate                  30.5000   22.750       60        ***          ***
6 Page gatefold
(4/4+4/4)                 19.1250   22.750       60        ***          ***
   Press stops, each,
   per web                19.1250   22.750       60        ***          ***
   Plate changes, per
   plate                  19.1250   22.750       60        ***          ***
8 Page body (1/1)         33.5000   22.750       50        ***          ***
8 Page body (2/2)         33.5000   22.750       50        ***          ***
8 Page body (4/4)         33.5000   22.750       50        ***          ***
8 Page body (5/5)         33.5000   22.750       50        ***          ***
8 Page body (8/5)         33.5000   22.750       50        ***          ***
--------------------------------------------------------------------------------


Page 9                     Quad/Graphics Inc.            Updated March 1,  2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

----------------------------------------------------------------------------------------------------------------------
   8 1/8" x 10 7/8" Book size         Roll         Cyl.            Basis                                     Rate
       paper requirements            width         size           weight              Makeready             per / M
======================================================================================================================
8 Page body (1/1)                   33.5000       22.750            40                       ***                ***
8 Page body (2/2)                   33.5000       22.750            40                       ***                ***
8 Page body (4/4)                   33.5000       22.750            40                       ***                ***
8 Page body (5/5)                   33.5000       22.750            40                       ***                ***
8 Page body (8/5)                   33.5000       22.750            40                       ***                ***
8 Page body (1/1+1/1)               33.5000       22.750            50                       ***                ***
8 Page body (2/2+2/2)               33.5000       22.750            50                       ***                ***
8 Page body (4/4+1/1)               33.5000       22.750            50                       ***                ***
8 Page body (4/4+2/2)               33.5000       22.750            50                       ***                ***
8 Page body (4/4+4/4)               33.5000       22.750            50                       ***                ***
8 Page body (5/5+4/4)               33.5000       22.750            50                       ***                ***
8 Page body (5/5+5/5)               33.5000       22.750            50                       ***                ***
8 Page body (1/1+1/1)               33.5000       22.750            40                       ***                ***
8 Page body (2/2+2/2)               33.5000       22.750            40                       ***                ***
8 Page body (4/4+1/1)               33.5000       22.750            40                       ***                ***
8 Page body (4/4+2/2)               33.5000       22.750            40                       ***                ***
8 Page body (4/4+4/4)               33.5000       22.750            40                       ***                ***
8 Page body (5/5+4/4)               33.5000       22.750            40                       ***                ***
8 Page body (5/5+5/5)               33.5000       22.750            40                       ***                ***
8 Page gatefold (4/4)               31.7500       22.750            60                       ***                ***
8 Page gatefold (5/5)               31.7500       22.750            60                       ***                ***
   Press stops, each                31.7500       22.750            60                       ***                ***
   Plate changes, per plate         31.7500       22.750            60                       ***                ***

12 Page body (1/1+                  33.5000       22.750            40                       ***                ***
                  1/1)              16.7500       22.750            40                       ***                ***
12 Page body (2/2+                  33.5000       22.750            40                       ***                ***
                  2/2)              16.7500       22.750            40                       ***                ***
12 Page body (4/4+                  33.5000       22.750            40                       ***                ***
                  1/1)              16.7500       22.750            40                       ***                ***
12 Page body (4/4+                  33.5000       22.750            40                       ***                ***
                  2/2)              16.7500       22.750            40                       ***                ***
12 Page body (4/4+                  33.5000       22.750            40                       ***                ***
                  4/4)              16.7500       22.750            40                       ***                ***
12 Page body (5/5+                  33.5000       22.750            40                       ***                ***
                  4/4)              16.7500       22.750            40                       ***                ***
12 page body (5/5+                  33.5000       22.750            40                       ***                ***
                  5/5)              16.7500       22.750            40                       ***                ***

16 Page body (1/1)                  33.5000       22.750            40                       ***                ***
16 Page body (2/2)                  33.5000       22.750            40                       ***                ***
16 Page body (4/4)                  33.5000       22.750            40                       ***                ***
16 Page body (5/5)                  33.5000       22.750            40                       ***                ***

16 Page body (1/1+1/1)              33.5000       22.750            40                       ***                ***
16 Page body (2/2+2/2)              33.5000       22.750            40                       ***                ***
16 Page body (4/4+1/1)              33.5000       22.750            40                       ***                ***
16 Page body (4/4+2/2)              33.5000       22.750            40                       ***                ***
16 Page body (4/4+4/4)              33.5000       22.750            40                       ***                ***
16 Page body (5/5+4/4)              33.5000       22.750            40                       ***                ***
16 Page body (5/5+5/5)              33,5000       22.750            40                       ***                ***
----------------------------------------------------------------------------------------------------------------------


Page 10                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

----------------------------------------------------------------------------------------------------------------------
   8 1/8" x 10 7/8" Book size         Roll         Cyl.            Basis                                      Rate
       paper requirements            width         size           weight              Makeready             per / M
======================================================================================================================
32 Page body (1/1+1/1)              33.5000       22.750            40                       ***               ***
32 Page body (2/2+2/2)              33.5000       22.750            40                       ***               ***
32 Page body (4/4+1/1)              33.5000       22.750            40                       ***               ***
32 Page body (4/4+2/2)              33.5000       22.750            40                       ***               ***
32 Page body (4/4+4/4)              33.5000       22.750            40                       ***               ***
32 Page body (5/5+4/4)              33.5000       22.750            40                       ***               ***
32 Page body (5/5+5/5)              33.5000       22.750            40                       ***               ***
     Press stops, per web, each     33.5000       22.750            50                       ***               ***
     Press stops, per web, each     33.5000       22.750            40                       ***               ***
     Plate changes, per plate       33.5000       22.750            50                       ***               ***
     Plate changes, per plate       33.5000       22.750            40                       ***               ***
----------------------------------------------------------------------------------------------------------------------


Page 11                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

----------------------------------------------------------------------------------------------------------------------
   8 1/8" x 10 7/8" Book size         Roll         Cyl.            Basis                                    Rate
       paper requirements            width         size           weight            Makeready             per / M
======================================================================================================================
4 page flat cover (4/4)             33.7500       22.750            100                      ***                ***
4 Page flat cover (5/5)             33.7500       22.750            100                      ***                ***
4 Page flat cover (6/6)             33.7500       22.750            100                      ***                ***
4 Page flat cover (7/7)             33.7500       22.750            100                      ***                ***
   Press stops, each                33.7500       22.750            100                      ***                ***
   Plate changes, per plate         33.7500       22.750            100                      ***                ***

6 Page cover (4/4)                  24.5000       22.750            100                      ***                ***
6 Page cover (5/5)                  24.5000       22.750            100                      ***                ***
6 Page cover (6/6)                  24.5000       22.750            100                      ***                ***
   Press stops, each                24.5000       22.750            100                      ***                ***
   Plate changes, per plate         24.5000       22.750            100                      ***                ***

6 Page center (4/2)                 23.1875       22.750             80                      ***                ***
6 Page center (4/4)                 23.1875       22.750             80                      ***                ***
6 Page center (5/4)                 23.1875       22.750             80                      ***                ***
6 Page center (5/5)                 23.1875       22.750             80                      ***                ***
   Press stops, each                23.1875       22.750             80                      ***                ***
   Plate changes, per plate         23.1875       22.750             80                      ***                ***

2 Page body (1/1)                   33.5000       22.750             80                      ***                ***
2 Page body (2/2)                   33.5000       22.750             80                      ***                ***
2 Page body (4/4)                   33.5000       22.750             80                      ***                ***
2 Page body (5/5)                   33.5000       22.750             80                      ***                ***
2 Page body (6/6)                   33.5000       22.750             80                      ***                ***

2 Page body (1/1)                   33.5000       22.750             60                      ***                ***
2 Page body (2/2)                   33.5000       22.750             60                      ***                ***
2 Page body (4/4)                   33.5000       22.750             60                      ***                ***
2 Page body (5/5)                   33.5000       22.750             60                      ***                ***
2 Page body (6/6)                   33.5000       22.750             60                      ***                ***

4 Page body (1/1)                   33.5000       22.750             60                      ***                ***
4 Page body (2/2)                   33.5000       22.750             60                      ***                ***
4 Page body (4/4)                   33.5000       22.750             60                      ***                ***
4 Page body (5/5)                   33.5000       22.750             60                      ***                ***

4 Page body (1/1)                   33.5000       22.750             40                      ***                ***
4 Page body (2/2)                   33.5000       22.750             40                      ***                ***
4 Page body (4/4)                   33.5000       22.750             40                      ***                ***
4 Page body (5/5)                   33.5000       22.750             40                      ***                ***

4 Page gatefold (1/1)               30.5000       22.750             80                      ***                ***
4 Page gatefold (2/2)               30.5000       22.750             80                      ***                ***
4 Page gatefold (4/4)               30.5000       22.750             80                      ***                ***
4 Page gatefold (5/5)               30.5000       22.750             80                      ***                ***
   Press stops, each                30.5000       22.750             80                      ***                ***
   Plate changes, per plate         30.5000       22.750             80                      ***                ***

6 Page gatefold (4/4+4/4)           19.1250       22.750             80                      ***                ***
   Press stops, each, per web       19.1250       22.750             80                      ***                ***
   Plate changes, per plate         19.1250       22.750             80                      ***                ***

8 Page body (1/1)                   33.5000       22.750             60                      ***                ***
8 Page body (2/2)                   33.5000       22.750             60                      ***                ***
8 Page body (4/4)                   33.5000       22.750             60                      ***                ***
8 Page body (5/5)                   33.5000       22.750             60                      ***                ***
8 Page body (8/5)                   33.5000       22.750             60                      ***                ***
----------------------------------------------------------------------------------------------------------------------


Page 12                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

----------------------------------------------------------------------------------------------------------------------
   8 1/8" x 10 7/8" Book size         Roll         Cyl.            Basis                                   Rate
       paper requirements            width         size           weight            Makeready             per / M
======================================================================================================================
8 Page body (1/1+1/1)               33.5000       22.750            60                      ***                ***
8 Page body (2/2+2/2)               33.5000       22.750            60                      ***                ***
8 Page body (4/4+1/1)               33.5000       22.750            60                      ***                ***
8 Page body (4/4+2/2)               33.5000       22.750            60                      ***                ***
8 Page body (4/4+4/4)               33.5000       22.750            60                      ***                ***
8 Page body (5/5+4/4)               33.5000       22.750            60                      ***                ***
8 Page body (5/5+5/5)               33.5000       22.750            60                      ***                ***

8 Page gatefold (4/4)               31.7500       22.750            60                      ***                ***
8 Page gatefold (5/5)               31.7500       22.750            60                      ***                ***

   Press stops, each                31.7500       22.750            60                      ***                ***
   Plate changes, per plate         31.7500       22.750            60                      ***                ***
   Press stops, per web, each       33.5000       22.750            80                      ***                ***
   Press stops, per web, each       33.5000       22.750            60                      ***                ***
   Plate changes, per plate         33.5000       22.750            80                      ***                ***
   Plate changes, per plate         33.5000       22.750            60                      ***                ***
---------------------------------- ----------- ------------- ------------------ ------------------- ------------------


Page 13                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

----------------------------------------------------------------------------------------------------------------------------
      8 1/8" x 10 7/8" Book size           Roll         Cyl.            Basis                                      Rate
          paper requirements              width         size            weight              Makeready             per / M
============================================================================================================================
12 Page body (4/4)                        66.875       33.500             40                     ***                 ***
12 Page body (5/5)                        66.875       33.500             40                     ***                 ***
16 Page body (4/4)                        89.125       33.500             40                     ***                 ***
16 Page body (5/5)                        89.125       33.500             40                     ***                 ***

20 Page body (4/4)                        55.750       33.500             40                     ***                 ***
20 Page body (5/5)                        55.750       33.500             40                     ***                 ***
24 Page body (4/4)                        66.875       33.500             40                     ***                 ***
24 Page body (5/5)                        66.875       33.500             40                     ***                 ***
28 Page body (4/4)                        78.000       33.500             40                     ***                 ***
28 Page body (5/5)                        78.000       33.500             40                     ***                 ***
32 Page body (4/4)                        89.125       33.500             40                     ***                 ***
32 Page body (5/5)                        89.125       33.500             40                     ***                 ***

36 Page body (4/4)                        66.875       50.250             40                     ***                 ***
36 Page body (5/5)                        66.875       50.250             40                     ***                 ***

40 Page body (4/4)                        55.750       33.500             40                     ***                 ***
40 Page body (5/5)                        55.750       33.500             40                     ***                 ***

48 Page body (4/4)                        89.125       50.250             40                     ***                 ***
48 Page body (5/5)                        89.125       50.250             40                     ***                 ***
48 Page body (4/4)                        66.875       33.500             40                     ***                 ***
48 Page body (5/5)                        66.875       33.500             40                     ***                 ***

56 Page body (4/4)                        78.000       33.500             40                     ***                 ***
56 Page body (5/5)                        78.000       33.500             40                     ***                 ***

60 Page body (4/4)                        55.750       50.250             40                     ***                 ***
60 Page body (5/5)                        55.750       50.250             40                     ***                 ***

64 Page body (4/4)                        89.125       33.500             40                     ***                 ***
64 Page body (5/5)                        89.125       33.500             40                     ***                 ***

72 Page body (4/4)                        66.875       50.250             40                     ***                 ***
72 Page body (5/5)                        66.875       50.250             40                     ***                 ***
84 Page body (4/4)                        78.000       50.250             40                     ***                 ***
84 Page body (5/5)                        78.000       50.250             40                     ***                 ***
96 Page body (4/4)                        89.125       50.250             40                     ***                 ***
96 Page body (5/5)                        89.125       50.250             40                     ***                 ***

    Cylinder changes, per cylinder        55.750       33.500             40                     ***                 ***
    Cylinder changes, per cylinder        66.875       33.500             40                     ***                 ***
    Cylinder changes, per cylinder        78.000       33.500             40                     ***                 ***
    Cylinder changes, per cylinder        89.125       33.500             40                     ***                 ***
    Cylinder changes, per cylinder        55.750       50.250             40                     ***                 ***
    Cylinder changes, per cylinder        66.875       50.250             40                     ***                 ***
    Cylinder changes, per cylinder        78.000       50.250             40                     ***                 ***
    Cylinder changes, per cylinder        89.125       50.250             40                     ***                 ***
----------------------------------------------------------------------------------------------------------------------------


Page 14                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

----------------------------------------------------------------------------------------------------------------------------
     8 1/8" x 10 7/8" Book size           Roll         Cyl.            Basis                                       Rate
         paper requirements              width         size            weight               Makeready            per / M
----------------------------------------------------------------------------------------------------------------------------
12 Page body (4/4)                       66.875       33.500             45                     ***                 ***
12 Page body (5/5)                       66.875       33.500             45                     ***                 ***
16 Page body (4/4)                       89.125       33.500             45                     ***                 ***
16 Page body (5/5)                       89.125       33.500             45                     ***                 ***

20 Page body (4/4)                       55.750       33.500             45                     ***                 ***
20 Page body (5/5)                       55.750       33.500             45                     ***                 ***
24 Page body (4/4)                       66.875       33.500             45                     ***                 ***
24 Page body (5/5)                       66.875       33.500             45                     ***                 ***
28 Page body (4/4)                       78.000       33.500             45                     ***                 ***
28 Page body (5/5)                       78.000       33.500             45                     ***                 ***
32 Page body (4/4)                       89.125       33.500             45                     ***                 ***
32 Page body (5/5)                       89.125       33.500             45                     ***                 ***

36 Page body (4/4)                       66.875       50.250             45                     ***                 ***
36 Page body (5/5)                       66.875       50.250             45                     ***                 ***

40 Page body (4/4)                       55.750       33.500             45                     ***                 ***
40 Page body (5/5)                       55.750       33.500             45                     ***                 ***

48 Page Body (4/4)                       89.125       50.250             45                     ***                 ***
48 Page body (5/5)                       89.125       50.250             45                     ***                 ***
48 Page body (4/4)                       66.875       33.500             45                     ***                 ***
48 Page body (5/5)                       66.875       33.500             45                     ***                 ***

56 Page body (4/4)                       78.000       33.500             45                     ***                 ***
56 Page body (5/5)                       78.000       33.500             45                     ***                 ***

60 Page body (4/4)                       55.750       50.250             45                     ***                 ***
60 Page body (5/5)                       55.750       50.250             45                     ***                 ***

64 Page body (4/4)                       89.125       33.500             45                     ***                 ***
64 Page body (5/5)                       89.125       33.500             45                     ***                 ***

72 Page body (4/4)                       66.875       50.250             45                     ***                 ***
72 Page body (5/5)                       66.875       50.250             45                     ***                 ***
84 Page body (4/4)                       78.000       50.250             45                     ***                 ***
84 Page body (5/5)                       78.000       50.250             45                     ***                 ***
96 Page body (4/4)                       89.125       50.250             45                     ***                 ***
96 Page body (5/5)                       89.125       50.250             45                     ***                 ***

    Cylinder changes, per cylinder       55.750       33.500             45                     ***                 ***
    Cylinder changes, per cylinder       66.875       33.500             45                     ***                 ***
    Cylinder changes, per cylinder       78.000       33.500             45                     ***                 ***
    Cylinder changes, per cylinder       89.125       33.500             45                     ***                 ***
    Cylinder changes, per cylinder       55.750       50.250             45                     ***                 ***
    Cylinder changes, per cylinder       66.875       50.250             45                     ***                 ***
    Cylinder changes, per cylinder       78.000       50.250             45                     ***                 ***
    Cylinder changes, per cylinder       89.125       50.250             45                     ***                 ***
----------------------------------------------------------------------------------------------------------------------------


Page 15                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

----------------------------------------------------------------------------------------------------------------------------
      8 1/8" x 10 7/8" Book size           Roll         Cyl.            Basis                                       Rate
          paper requirements              width         size            weight               Makeready            per / M
----------------------------------------------------------------------------------------------------------------------------
12 Page body (4/4)                        66.875       33.500             50                     ***                 ***
12 Page body (5/5)                        66.875       33.500             50                     ***                 ***
16 Page body (4/4)                        89.125       33.500             50                     ***                 ***
16 Page body (5/5)                        89.125       33.500             50                     ***                 ***

20 Page body (4/4)                        55.750       33.500             50                     ***                 ***
20 Page body (5/5)                        55.750       33.500             50                     ***                 ***
24 Page body (4/4)                        66.875       33.500             50                     ***                 ***
24 Page body (5/5)                        66.875       33.500             50                     ***                 ***
28 Page body (4/4)                        78.000       33.500             50                     ***                 ***
28 Page body (5/5)                        78.000       33.500             50                     ***                 ***
32 Page body (4/4)                        89.125       33.500             50                     ***                 ***
32 Page body (5/5)                        89.125       33.500             50                     ***                 ***

36 Page body (4/4)                        66.875       50.250             50                     ***                 ***
36 Page body (5/5)                        66.875       50.250             50                     ***                 ***

40 Page body (4/4)                        55.750       33.500             50                     ***                 ***
40 Page body (5/5)                        55.750       33.500             50                     ***                 ***

48 Page Body (4/4)                        89.125       50.250             50                     ***                 ***
48 Page body (5/5)                        89.125       50.250             50                     ***                 ***
48 Page body (4/4)                        66.875       33.500             50                     ***                 ***
48 Page body (5/5)                        66.875       33.500             50                     ***                 ***

56 Page body (4/4)                        78.000       33.500             50                     ***                 ***
56 Page body (5/5)                        78.000       33.500             50                     ***                 ***

60 Page body (4/4)                        55.750       50.250             50                     ***                 ***
60 Page body (5/5)                        55.750       50.250             50                     ***                 ***

64 Page body (4/4)                        89.125       33.500             50                     ***                 ***
64 Page body (5/5)                        89.125       33.500             50                     ***                 ***

72 Page body (4/4)                        66.875       50.250             50                     ***                 ***
72 Page body (5/5)                        66.875       50.250             50                     ***                 ***
84 Page body (4/4)                        78.000       50.250             50                     ***                 ***
84 Page body (5/5)                        78.000       50.250             50                     ***                 ***
96 Page body (4/4)                        89.125       50.250             50                     ***                 ***
96 Page body (5/5)                        89.125       50.250             50                     ***                 ***

    Cylinder changes, per cylinder        55.750       33.500             50                     ***                 ***
    Cylinder changes, per cylinder        66.875       33.500             50                     ***                 ***
    Cylinder changes, per cylinder        78.000       33.500             50                     ***                 ***
    Cylinder changes, per cylinder        89.125       33.500             50                     ***                 ***
    Cylinder changes, per cylinder        55.750       50.250             50                     ***                 ***
    Cylinder changes, per cylinder        66.875       50.250             50                     ***                 ***
    Cylinder changes, per cylinder        78.000       50.250             50                     ***                 ***
    Cylinder changes, per cylinder        89.125       50.250             50                     ***                 ***
----------------------------------------------------------------------------------------------------------------------------


Page 16                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb

                               PLAYBOY ENTERPRISES
                               PAPER REQUIREMENTS

----------------------------------------------------------------------------------------------------------------------------
     8 1/8" x 10 7/8" Book size          Roll         Cyl.            Basis                                      Rate
         paper requirements             width         size            weight              Makeready            per / M
----------------------------------------------------------------------------------------------------------------------------
12 Page body (4/4)                      66.875       33.500             60                     ***                 ***
12 Page body (5/5)                      66.875       33.500             60                     ***                 ***
16 Page body (4/4)                      89.125       33.500             60                     ***                 ***
16 Page body (5/5)                      89.125       33.500             60                     ***                 ***

20 Page body (4/4)                      55.750       33.500             60                     ***                 ***
20 Page body (5/5)                      55.750       33.500             60                     ***                 ***
24 Page body (4/4)                      66.875       33.500             60                     ***                 ***
24 Page body (5/5)                      66.875       33.500             60                     ***                 ***
28 Page body (4/4)                      78.000       33.500             60                     ***                 ***
28 Page body (5/5)                      78.000       33.500             60                     ***                 ***
32 Page body (4/4)                      89.125       33.500             60                     ***                 ***
32 Page body (5/5)                      89.125       33.500             60                     ***                 ***

36 Page body (4/4)                      66.875       50.250             60                     ***                 ***
36 Page body (5/5)                      66.875       50.250             60                     ***                 ***

40 Page body (4/4)                      55.750       33.500             60                     ***                 ***
40 Page body (5/5)                      55.750       33.500             60                     ***                 ***

48 Page body (4/4)                      89.125       50.250             60                     ***                 ***
48 Page body (5/5)                      89.125       50.250             60                     ***                 ***
48 Page body (4/4)                      66.875       33.500             60                     ***                 ***
48 Page body (5/5)                      66.875       33.500             60                     ***                 ***

56 Page body (4/4)                      78.000       33.500             60                     ***                 ***
56 Page body (5/5)                      78.000       33.500             60                     ***                 ***

60 Page body (4/4)                      55.750       50.250             60                     ***                 ***
60 Page body (5/5)                      55.750       50.250             60                     ***                 ***

64 Page body (4/4)                      89.125       33.500             60                     ***                 ***
64 Page body (5/5)                      89.125       33.500             60                     ***                 ***

72 Page body (4/4)                      66.875       50.250             60                     ***                 ***
72 Page body (5/5)                      66.875       50.250             60                     ***                 ***
84 Page body (4/4)                      78.000       50.250             60                     ***                 ***
84 Page body (5/5)                      78.000       50.250             60                     ***                 ***
96 Page body (4/4)                      89.125       50.250             60                     ***                 ***
96 Page body (5/5)                      89.125       50.250             60                     ***                 ***

   Cylinder changes, per cylinder       55.750       33.500             60                     ***                 ***
   Cylinder changes, per cylinder       66.875       33.500             60                     ***                 ***
   Cylinder changes, per cylinder       78.000       33.500             60                     ***                 ***
   Cylinder changes, per cylinder       89.125       33.500             60                     ***                 ***
   Cylinder changes, per cylinder       55.750       50.250             60                     ***                 ***
   Cylinder changes, per cylinder       66.875       50.250             60                     ***                 ***
   Cylinder changes, per cylinder       78.000       50.250             60                     ***                 ***
   Cylinder changes, per cylinder       89.125       50.250             60                     ***                 ***
----------------------------------------------------------------------------------------------------------------------------


Page 17                 Quad/Graphics Inc.                 Updated March 1, 2000
                                              00803 / 00803-00 PriceList.xls/ljb